                                                                   EXHIBIT 10.39
________________________________________________________________________________

                             MASTER SITE AGREEMENT

                                    between

                          NEXTEL COMMUNICATIONS, INC.
                     and each of its wireless subsidiaries

                                      and

                      TRITON PCS PROPERTY COMPANY L.L.C.



                          Dated as of April 17, 1998

________________________________________________________________________________


--------------------------------------------------------------------------------
        Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                             MASTER SITE AGREEMENT
                             ---------------------

           This Master Antenna Site License Agreement ("Agreement"), is entered into this 17th day of April, 1998, between Nextel Communications, Inc., a Delaware Corporation, together with its wireless communications subsidiaries and affiliates which elect to participate in this License, (collectively "Nextel"), and TRITON PCS PROPERTY COMPANY L.L.C., a Delaware limited liability company, ("Triton").

           For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.A. Master License. This Agreement sets forth the basic terms and conditions upon which Nextel shall license antenna sites to Triton and upon which Triton shall license antenna sites to Nextel. For purposes of this Agreement, Licensor shall be either Triton or Nextel and Licensee shall be either Triton or Nextel as defined in the individual Site License. Upon the parties' agreement as to the particular terms of any such license, the parties shall execute and attach hereto a completed site license ("Site License") in the form attached hereto as Exhibit A which is incorporated herein by this reference. The terms and conditions of any Site License shall govern and control in the event of a discrepancy or inconsistency with the terms and conditions of this License.

     1.B.  Premises. (a)  Licensor currently leases parcels of land (each
           --------
individual parcel shall be referred to herein as "Land") and owns and operates telecommunications towers (each individual tower shall be referred to herein as "Tower") and communications equipment buildings or cabinets (each individual equipment building or cabinet shall be referred to herein as "Enclosure") located thereon as identified in the individual Site License (the Tower, Enclosure and Land are collectively, the "Property"). The Land is more particularly described in Exhibit 1 attached to each Site License. Licensor hereby licenses to Licensee and Licensee licenses from Licensor the area of Land identified on the Site License, and Licensor hereby licenses to Licensee and Licensee licenses from Licensor space on the Towers (collectively, the "Premises") and grants Licensee the right to install and maintain transmission and utility wires, poles, cables conduits and pipes on the Property including over, under or along a right-of-way extending from the nearest public right-of-way to the Licensed Premises; said Licensed Premises and right-of-way for access being substantially as described in Exhibit 2 annexed to each individual Site License.

           (b) Each of the Premises are a part of the same property leased to the Licensor under an agreement pursuant to which Licensor has rights in and to the Land (each such individual agreement shall be referred to herein as "Prime Lease"). Each Prime Lease shall be attached to and made a part of each individual Site License as Exhibit 4. Except as herein otherwise expressly provided, or except as the terms of the Prime Lease may be in conflict with or inconsistent with the terms herein provided or provided in each individual Site License, all of the terms, covenants and provisions in the Prime Lease are hereby incorporated into and made a part of each individual Site License as if fully set forth therein; shall terminate as between Licensor and Licensee on the effective date of termination of the Prime Lease, and Licensor shall have no liability to Licensee therefor. Licensor shall give Licensee written notice of such termination or expiration of the Prime Lease as provided herein or as soon as practicable.

     2.    Use. The Premises may be used by Licensee for any activity in
           ---
connection with the provision of telecommunications services. Licensor agrees to cooperate with Licensee, at Licensee's expense, in making application for and obtaining all licenses, permits and any and all other necessary approvals that may be required for Licensee's intended use of the Premises.

     3.    Tests and Construction. (a)  Licensee shall have the right at any
           ----------------------
time following the full execution of the Site License to enter upon the Land for the purpose of: making necessary engineering surveys, inspections, soil test borings, other reasonably necessary tests and constructing the Licensee Facilities (as defined in Paragraph 7 (a)); provided, however, such tests and
                                    -
construction shall be at Licensee's sole cost and expense. Upon Licensee's request, Licensor agrees to provide promptly to Licensee copies of all plans, specification, surveys and tower maps for the Land or Tower in Licensor's possession or available to Licensor. The tower map plan or similar document shall include the elevation of all antennas on the Tower and the frequencies upon which each antenna operates. Prior to installation of the Licensee Facilities on the Tower, Licensee shall pay for any and all costs associated with any structural analyses and modification(s) of the Tower and Licensor's equipment thereon. In approving Licensee's plans, Licensor shall not be required to approve any modification(s) to Licensor's equipment which would measurably adversely affect or interfere with Licensor's operation.

           (b) None of the Licensee Facilities shall be installed on the Tower nor shall any construction pertaining to the Licensee Facilities commence until Licensee has submitted its construction and installation plans, contractors and subcontractors to Licensor in writing and such plans have been approved in writing by Licensor. Licensor shall give such approval or provide Licensee with its requests for changes within ten (10) working days after Licensor's receipt of Licensee's plans or following receipt of any Tower analysis results, if applicable. Licensee shall have the right to immediately terminate the Site License if Licensor has not provided such approval or request for change within twenty (20) days after such ten (10) working day period. Licensor shall not be entitled to receive any additional consideration in exchange for giving its approval of Licensee's plans. Licensee shall not alter any plans so approved without following the same procedures. Licensee shall be responsible for grounding all external and internal wiring and cabling installed by Licensee. Licensee shall obtain Licensor's prior written approval of such grounding plans.

           (c) Licensee shall provide all labor for the installation, maintenance and repair of Licensee's antennas and related equipment on the Tower, unless Licensor, it its sole discretion, elects to provide such labor, in which case Licensee shall pay Licensor for such labor; provided, however, that such labor costs shall be reasonable and that Licensor shall provide Licensee copies of all bills and invoices for such work.

     4.    Term. (a)  Site Licenses.  The term of each individual Site License
           ----
shall be five (5) years commencing on the date Licensee begins construction of the Licensee Facilities or that date which is ninety (90) days after execution of the Site License ("Contingency Date"), whichever first occurs ("Commencement Date") and terminating on the fifth anniversary of the Commencement Date ("Term") unless otherwise terminated as provided in Paragraph 10. Either Licensor or Licensee, in its sole discretion, pursuant to the conditions set forth in paragraphs 5 and 10 below, may terminate any Site License(s). Licensee shall have the right to extend the Term for three (3) successive five (5) year periods ("Renewal Terms") on the same terms and conditions as set forth herein. The Site License shall automatically be extended for each successive Renewal Term unless Licensee notifies Licensor of its intention not to renew at least thirty (30) days prior to commencement of the succeeding Renewal Term. The length of the Term and each Renewal Term of each Site License shall be subject to the length of the Term of the Prime Lease and the Term or Renewal Term of each Site License shall be coterminous with the term of the Prime Lease. It is expressly understood that all rights granted to Licensee under this License are irrevocable until the Site License expires or sooner terminates as provided in this Agreement or each Site License. The termination of this License, its terms and conditions shall survive and continue to govern with respect to any remaining Site Licenses in effect until the termination of such Site Licenses.

           (b)  Master Site Agreement.  The term of this Agreement shall be ten
(10) years beginning on the date hereof and ending on the tenth (10th) anniversary of the date hereof, unless terminated earlier in accordance with the terms hereof. This Agreement shall automatically renew for an additional term of five (5) years unless terminated by either party in writing at least ninety (90) days prior to the end of the initial term. The terms and conditions of this Agreement shall survive and continue to govern with respect to any remaining Site Licenses in effect at the termination of this Agreement.

     5.    Contingencies. Each Site License is subject to the following
           -------------
contingencies:

           (a) Licensee's ability to obtain all governmental licenses, permits and approvals required of or deemed necessary or appropriate by Licensee for its use of the Licensed Premises, including without limitation applications for zoning variances, zoning ordinances, amendments, special use permits, and building permits (collectively referred to as "Governmental Approvals"); provided that Licensee shall have the right, without obligation to do so, to appeal any denial by a governmental agency and the contingency date for obtaining Governmental Approvals; shall be extended until such time as a final decision is rendered and is not the subject of any further appeal made or defended by Licensee. Licensor agrees to make reasonable efforts to cooperate with Licensee and join in any application for Governmental Approvals, provided, however, that Licensor shall be reimbursed by Licensee for any of Licensor's reasonable out-to-pocket costs associated with the foregoing; and

           (b) Owner's consent to the Site License on the Owner's consent attached hereto (and to each Site License) as Exhibit 6, provided such consent is required pursuant to the Prime Lease.

           (c) If either Paragraph 5 contingency is not satisfied or waived within one (1) year from the date the Site License is fully executed (subject to appeal and tolling of this contingency date pursuant to Paragraph 5 (a)), Licensor may terminate this license on thirty (30) days notice without liability.

     6.    Site License Rent.
           -----------------

           (a) Within fifteen (15) business days of the Commencement Date of each Site License and on the first day of each month thereafter, Licensee shall pay to Licensor the rent set forth on each individual Site License. Rent may be negotiated for a particular Site License but shall not exceed ***** per month attributed to the use of the Tower, and ***** per month attributed to the use of the Enclosure and Land ("Rent"). In the event Licensee must separately pay rent to a third party for use of the Enclosure or Land, the Rent shall be reduced and shall not exceed ***** per month. The Rent shall be increased on each anniversary of the Commencement Date by ***** of the prior year's rent. The rent for any fractional month at the beginning or at the end of the Term or Renewal Term shall be prorated. The Rent shall be payable to Licensor at the address identified in the Site License.

           If Licensee constructs a new tower or pole on the Land and said Land, just prior to construction, did not contain an existing tower or pole or the construction is not related to collocation or

--------------------------------------------------------------------------------
        ***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

co-development then all Rent shall abate for the first ten (10) years of such Site License, provided, however, Licensor, shall own such tower or pole.

           (b) In the event Licensor and the Owner agree to extend the term of the Prime Lease for any Property which is the subject of a particular Site License beyond its current expiration term (the "Additional Extension Term(s)"), the Licensor shall provide the Licensee with written notice of the Additional Extension Term(s) within thirty (30) days of the time that the Licensor and the Owner have come to agreement on the Additional Extension Term(s) (the "Extension Notice"). Licensee will have thirty (30) days from the receipt of the Extension Notice to notify Licensor in writing, if it intends to reject the Additional Extension Term(s). Unless Licensee sends such rejection notice of the Additional Extension Term(s) within the time period set forth in the preceding sentence, then the Additional Extension Term(s) shall be deemed automatically incorporated in the extension terms contemplated in the particular Site License on the same terms and conditions of this License and the Particular Site License, except that the License Fee for such Additional Extension Term(s) under the particular Site License shall be adjusted by the same dollar increase or decrease as the rental fee under the Prime Lease for the Additional Extension Term(s). The adjusted License Fee for additional Extension Term(s) shall be distributed equally between Licensee and all co-locators to reflect the same dollar increase or decrease as the rental fee under the Prime Lease.

     7.    Facilities; Utilities; Access.
           -----------------------------

           (a) Licensee, at its sole cost and expense, has the right to erect, maintain and operate on the Premises (and as to utilities cable, conduit, etc. specified areas at the Property) radio communications facilities, including utility lines, transmission line, and air conditioned equipment shelter or cabinets, electronic equipment, radio transmitting and receiving antennas and supporting structures thereto ("Licensee Facilities"). In connection therewith and subject to Paragraph 3(c) above, Licensee has the right to do all work necessary to prepare, maintain and alter the Premises for Licensee's business operations and to install transmission lines connecting the antennas to the transmitters and receivers. All construction and installation work shall be performed in a good and workmanlike manner. Title to the Licensee Facilities shall be held by Licensee. Licensee Facilities shall remain Licensee's personal property and are not fixtures. Licensee has the right to remove all Licensee Facilities at its sole expense on or before the expiration or earlier termination of the Site License; provided, Licensee repairs any damage to the Property caused by such removal and subject to Paragraph 3(c) above.

           (b) Licensee shall pay for the electricity it consumes in its operation at the rate charged by the servicing utility company. Licensee shall have the right to draw electricity, by submeter, and other utilities from the existing utilities on the Property or obtain, at its sole cost and expense, separate utility services from any utility company that will provide service to the Property (including a standby power generator for Licensee's exclusive use). Any easement necessary for such power or other utilities will be at a location acceptable to licensor and the servicing utility company.

           (c) Unless otherwise restricted by the terms of a Prime Lease, Licensee, Licensee's employees, agents and subcontractors may enter on or across the Land without notice to Licensor twentyfour (24) hours a day, seven (7) days a week, at no charge to obtain entry to its Premises for the purpose of constructing, installing, operating, maintaining and repairing those parts of the Licensee Facilities that are ground-based. Such access shall be as shown on
Exhibit 2. Licensee shall not, without prior notice to and approval from Licensor, perform or arrange to be performed for normally scheduled installation, maintenance or repair of the Licensee Facilities on the Tower. Any emergency installation, maintenance or repair of the Licensee Facilities on the Tower shall be performed only with prior oral or written approval from Licensor.

     8.    Non-Interference.
           ----------------

           (a) Each party agrees that it has performed adequate testing at the Property or evaluated the operations of other occupants for interference with its operation based upon the available information supplied by each party to the other as to its own operations and, in the case of Licensor, other existing and known potential wireless communications users at the Property and each party agrees that the disclosed use or uses, as presently identified on Exhibit 5 attached hereto and made a part hereof and attached to and made a part of each individual Site License, do not, if properly and lawfully operated, interfere with such party's use of the Property.

           (b) If any measurable adverse interference is caused by Licensor or anyone now or in the future holding a Property interest from or under Licensor due to improper or unlawful operations, or any subsequent change or addition of equipment or improvements by Licensor or any such other holder on the Property, Licensor agrees to the extent within Licensor's control, reasonably to cause the elimination of same in a prompt and timely manner. If such measurable adverse interference by Licensor or such other Property interest holder, or measurable adverse interference by Licensee's Facilities with existing communications equipment, cannot be eliminated within a reasonable length of time, but not to exceed 48 hours after notice thereof for material interference and thirty (30) days if otherwise measurably adverse, Licensor or Licensee, as the case may be, shall cause the interference to cease except for brief tests necessary for the elimination of the interference. In the event that such interference cannot be eliminated within the time periods set forth in the previous sentence, Licensor and Licensee acknowledge that such interference will cause irreparable injury, and that Licensor or Licensee, as the case may be, in addition to all other remedies available under this Agreement as it applies to the applicable Site License, at law and/or at equity, shall have the right to bring an action to enjoin the interference.

     9.    Taxes. Except as provided immediately below, Licensor shall pay all
           -----
real property taxes it is obligated to pay under the Prime Lease. Licensee shall reimburse Licensor for any increases in real property taxes which are assessed as a direct result of Licensee's improvements to the land. As a condition of Licensee's obligation to pay such tax increases, Licensor shall provide to Licensee the documentation from the taxing authority, reasonably acceptable to licensee, indicating the increase is due to Licensee's improvements.

     10.   Site License Termination.
           ------------------------

           (a) Licensee acknowledges that Licensor currently operates a communications facility at the Property. In the event Licensor's Prime Lease with Owner terminates during the term hereof, and the applicable Site License therefore terminates concurrently, Licensee may seek to purchase the monopole or tower from Licensor at a reasonable cost to be mutually agreed upon between Licensor and Licensee and agreed to by Licensor's applicable financing institution. Licensee may also license or lease the Property directlyfrom the Owner, if the Owner has so permitted or consents thereto. The parties acknowledge and agree that the foregoing shall notbe deemed an option to purchase or a right of first refusal to purchase the monopole or tower structure or an encumbrance of any kind on the monopole or tower structure or restrict in any way Licensor's or Licensor's successors or assigns' right to freely transfer Licensor's monopole or tower structure so long as the transferee agrees to all the terms and conditions of the within Agreement.

           (b) Each Site License may be terminated without further liabilityon thirty (30) days prior written notice as follows: (a) by eitherparty upon a default of any covenant or term hereof or of a Site License by the other party, which default is not cured within sixty (60) days of receipt of written notice of default, provided that the grace period for any monetary default is ten (10) days from receipt of notice, and, provided further, that any nonmonetary default which cannot be cured within such sixty (60) day period shall not be a default hereunder so long as such defaulting party diligently proceeds to cure such default upon receipt of notice thereof; or (b) by Licensee for any reason or for no reason, provided Licensee delivers written notice of early termination to Licensor no later than thirty (30) days prior to the Commencement Date; or (iii) by Licensee or Licensor if it does not obtain or maintain any license, permit or other approval necessary for the construction and operation of Licensee Facilities; or (iv) by Licensee or Licensor if Licensee or Licensor is unable to occupy and utilize the premises due to an action of the FCC, including without limitation, a take back of channels or change in frequencies; or (v) by Licensee if Licensee determines that the Premises are not appropriate for its operations for economic or technological reasons, including, without limitation, signal interference.

     11.   Destruction or Condemnation. If the whole or any substantial
           ---------------------------
part of the Property shall be taken by any public authority under the power of eminent domain so as to interfere with Licensee's use and occupancy thereof, then the Site License shall cease on the part so taken on the date of possession of that part, and any Rent paid in advance of such date shall be refunded to Licensee, and the Licensee shall have the right to terminate the Site License upon written notice to Licensor, which notice shall be delivered within thirty
(30) days following the date notice is received of such taking. If Licensee chooses not to terminate the Site License, the Rent shall be reduced or abated in proportion to the actual reduction or abatement of use of the Premises.

     12.   Insurance.
           ---------

           (a) Each party shall carry for each Site licensed pursuant to a Site License hereunder during the term of the Site License, at its own cost and expense, the following insurance: (i) "All Risk" property insurance which insures the insuring party's property for its full replacement cost; and (ii) Comprehensive general liability insurance with a commercial general liability endorsement having a minimum limit of liability of $1,000,000, with a combined limit for bodily injury and/or property damage for any one occurrence, and (iii) excess/umbrella coverage of $2,000,000.

           (b) Each party shall name the other as an additional insured under its liability policy and require its insurance company to endeavor to give at least thirty (30) days' written notice of termination or cancellation of the policy to the additional insured. A certificate of such insurance, together with such endorsement, shall be delivered to the additional insured within thirty
(30)days from the execution of each Site License and before the expiration of any term thereof from an insurance company authorized to do business in the state in which the Property is located.

     13.   Assignment and Sublicensing.
           ---------------------------

           (a) Licensee may not assign, or otherwise transfer all or any part of its interest in this Agreement or an individual Site License, or in the Premises without the prior written consent of Licensor; provided, however, that Licensee may assign or otherwise transfer such interest to its parent company, any subsidiary or affiliate or to any successor-in-interest or entity acquiring a controlling interest in its stock or assets. Licensor may assign or otherwise transfer this Agreement or the Site License upon written notice to Licensee, subject to the assignee or transferee assuming all of Licensor's obligations herein or therein. Upon assignment or transfer of this Agreement or the Site License in accordance with the terms of this paragraph, such party assigning or transferring this Agreement or a Site License shall have no further rights or obligations hereunder or thereunder.

           (b) Notwithstanding anything to the contrary contained in this Agreement or in a Site License, Licensee may assign, mortgage, pledge, hypothecate or otherwise transfer without consent its interest in this Agreement and each Site License to any financing entity, or agent on behalf of any financing entity to whom Licensee (i) has obligations for borrowed money or in respect of guaranties thereof; (ii) has obligations evidenced by bonds, debentures, notes or similar instruments; or (iii) has obligations under or with respect to letters of credit, bankers acceptances and similar facilities or in respect of guaranties thereof.

     14.   Warranty of Title and Quiet Enjoyment. Licensor warrants with respect
           -------------------------------------
to each Site License that: (i) Licensor leases the Land and owns or leases and operates the Tower and the Enclosure located thereon and has rights of access thereto; (ii) Licensor has full right to make and perform this Agreement; and
(iii) Licensor covenants and agrees with Licensee that upon Licensee paying the Rent and observing and performing all the terms, covenants and conditions on Licensee's part to be observed and performed, Licensee may peacefully and quietly enjoy the Premises.

     15.   Maintenance and Repairs.
           -----------------------

           (a) Licensee shall perform all repairs necessary or appropriate to keep Licensee's Facilities on or about the Licensed Premises or located on any appurtenant rights-of-way or access to the Licensed Premises in good and tenantable condition, reasonable wear and tear, damage by fire, the elements and other casualty excepted.

           (b) Licensor, at Licensor's sole cost and expense, shall maintain the antenna structure, and any other portions of the Property and improvements thereto to the extent required to be maintained by Licensor pursuant to the Prime Lease, in good order and repair, wear and tear, damage by fire, the elements and other casualty excepted. Damage resulting from the acts or omissions of Licensee shall be repaired by Licensee, at Licensee's cost and expense unless otherwise provided herein.

     16.   Miscellaneous.
           -------------

           (a) This Agreement constitutes the entire agreement and understanding between the parties, and supersedes all offers, negotiations and other agreements concerning the subject matter contained herein. Any amendments to this Agreement must be in writing and executed by both parties.

           (b) If any provision of this Agreement is invalid or unenforceable with respect to any party, the remainder of this Agreement or the application of such provision to persons other than those as to whom it is held invalid or unenforceable, shall not be affected and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

           (c) This Agreement shall be binding on and inure to the benefit of the successors and permitted assignees of the respective parties.

           (d) Any notice or demand required to be given herein shall be made by certified or registered mail, return receipt requested, or recognized overnight courier to the address of the respective parties set forth below:

Triton:

Triton PCS Property Company L.L.C.,
9211 Arboretum Parkway,
Suite 200
Richmond, Virginia 23236

Attn.: Director of Engineering and Operations

With a copy to:
Triton Management Company, Inc.
101 Lindenwood Drive
Suite 125
Malvern, Pennsylvania 19355
Attn: President
Nextel:

[As designated in each Site License]

With a copy to:
Nextel Communications, Inc.
1505 Farm Credit Drive
McLean, Virginia 22102

Attn: Legal Department -
      Contracts Manager

Licensor or Licensee may from time to time designate any other address for this purpose by written notice to the other party.

           (e) Each Site License and this Agreement as applied to that Site License shall be construed in accordance with the laws of the county and state in which the Site is located.

           (f) Subject to any restrictions in the Prime Lease, Licensor acknowledges that a Memorandum of Agreement in the form annexed hereto as
Exhibit 3 may be recorded by Licensee, at Licensee's option, in the Official Records of the County where the Land is located. In the event the Land is encumbered by a mortgage or deed of trust, Licensor agrees to assist Licensee in obtaining a nondisturbance and attornment instrument for each such mortgage or deed of trust. Further, Licensor agrees to assist Licensee in obtaining a non-disturbance and attornment instrument with the owner of the Land.

           (g) In any case where the approval or consent of one party hereto is required, requested or otherwise to be given under this Agreement, such approval or consent shall not be unreasonably delayed or withheld.

           (h) All Riders and Exhibits annexed hereto form material parts of this Agreement.

           (i) This Agreement and each Site License may be executed in duplicate counterparts, each of which shall be deemed an original.

           (j) Each party agrees and hereby waives, any claim for consequential or incidental damages or lost property as to the other party.

     17.   Tower Marking and Lighting Requirements.
           ---------------------------------------

           (a) With respect to each Site licensed hereunder, Licensor shall be responsible for compliance with any applicable marking and light requirements of the Federal Aviation Administration ("FAA") and the FCC provided that if the requirement for compliance results from Licensee's Facilities, Licensee shall pay for the reasonable costs and expenses thereof (including, for any lighting automated alarm system). Should Licensee be cited because the Property is not in compliance and, should Licensor fail to cure the conditions of noncompliance, Licensee may either terminate the Site License, or, with prior written notice to Licensor and allowing Licensor a reasonable opportunity to cure, proceed to cure the conditions of noncompliance at Licensor's expense, which amounts may be deducted from the Rent.

           (b) If lighting requirements apply and a lighting automatic alarm system has been installed by Licensor, Licensor shall allow Licensee to bridge-in to the system to permit a parallel alarm or to install a second alarm (to the extent permitted under the Prime Lease) if a bridge would interfere with Licensor's alarm. Licensee shall be responsible for the cost and expense of maintaining the bridge or parallel alarm. Notwithstanding anything in this paragraph 17(b), the responsibility for compliance with FAA and FCC requirements shall remain with Licensor as provided in Paragraph 17(a) above.

     18.   Indemnity.
           ---------

           (a) Licensee shall exonerate, hold harmless, indemnify, and defend Licensor from any and all claims, obligations, liabilities, costs, demands, damages, expenses, suits or causes of action, including costs and reasonable attorneys' fees, which may arise out of: 1) any injury to or the death of any person; or 2) any damage to property, if such injury, death or damage arises out of or is attributable to or results from the negligent acts or omissions Of Licensee or Licensee's principals, employees or agents directly relating to Licensee's use and operation of the Premises.

           (b) Licensor shall exonerate, hold harmless, indemnify, and defend Licensee from and against any and all liabilities, damages, costs and expenses arising out of or resulting from the negligent acts or omissions of Licensor, its agents, representatives or subcontractors or other occupants of the Property, including without limitation, the failure of any such person or entity to exercise due care with respect to the Licensee Facilities on the Premises or the negligent interference of any person with the Licensee Facilities.

     19.   Waiver of Licensor's Lien.
           -------------------------

           (a) Licensor waives any lien rights it may have concerning the Licensee Facilities which are deemed Licensee's personal property and not fixtures, and Licensee has the right to remove the same at any time without Licensor's consent.

           (b) Licensor acknowledges that Licensee had entered into a financing arrangement and may enter into additional financing arrangements in the future including promissory notes and a financial and security agreement ("Financing Agreement") for the financing of the Licensee Facilities ("Collateral") with a third party or parties (the "Financing Entity"). In connection therewith, Licensor (i) consents to the installation of the Collateral; (ii) disclaims any interest in the Collateral, as fixtures or otherwise; and (iii) agrees that the Collateral shall be exempt from execution, foreclosure, sale, levy, attachment, or distress for any Rent due or to become due and that such Collateral may be removed at any time without recourse to legal proceedings. Licensee agrees to notify Licensor in writing that Licensee has entered into the Financing Agreement and of the identity of the Financing Entity.

     20.   Refusal to Deal. The refusal by either party to license or
           ---------------
sublicense, as applicable, a Site to the other party, for reasons unrelated to capacity, zoning, permits, licenses and other required approvals, or environmental issues with respect to a Site, shall be deemed a material breach under this Agreement.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

TRITON PCS PROPERTY                 NEXTEL COMMUNICATIONS, INC.
COMPANY L.L.C.
                                    By:________________________________
By: Triton Management               Name:______________________________
    Company, Inc., Manager          Title:_____________________________

By:_____________________________    Date:______________________________
Name:___________________________
Title:__________________________

Date:
LICENSE NO._____________________      STRUCTURE NO.____________________

                                   EXHIBIT A

                                 Site License

          Pursuant to the Master Site Agreement between Nextel Communications, Inc., a Delaware corporation, together with its wireless communications subsidiaries and affiliates, (collectively "Nextel") and Triton PCS Property Company L.L.C., a Delaware limited liability company, together with its wireless
                                                      --------------------------
communications subsidiaries and affiliates (collectively "Triton").  The parties
--------------------------------------------------------
hereby agree that all of the terms and conditions of the above referenced Master Site Agreement are incorporated herein by this reference.

1.   Name of Licensor:

                         [Nextel subsidiary or Triton]

2.   Name of Licensee:

                         [Nextel subsidiary or Triton]

3.   Site No./Name:

4.   Name of Licensee Affiliates:

5.   Site Address: (street address and legal description - attach if necessary)

6.   Site Latitude and Longitude:

7.   Contingency Date:

8.   Monthly Rent: [_____________]

9.   Term: See paragraph 4 of License Agreement

10. Site Licensor-owned:___________ or Licensor-Leased: __________ If leased, Term of Underlying Lease:

11.  Special Access Requirements:

12.  Existing Mortgages, etc.

13.  Existing Environmental Issues:

14.  Licensor Contact for Access for Emergency:

15.  Licensee Contact for Emergency:

16.  Licensee's Address for Notice Purposes:

                                             Licensor:


                                             By:
                                             Title:


                                             Licensee:


                                             By:
                                             Title:
Date:

Attachments:

     Exhibit 1:     Description of Land

     Exhibit 2: Description of Premises (including description of Equipment Shelter/Room/Cabinet Location(s), Existing Liens, Rights-of-Way, Easements and Mortgages)

     Exhibit 3:     Memorandum of Agreement

     Exhibit 4:     Prime Lease

     Exhibit 5: RF Engineering and Current Communications Users of Site (including frequencies)

     Exhibit 6:     Owner's Consent

                                   EXHIBIT 1

                              DESCRIPTION OF LAND

          to the Agreement dated ______________, 199 ___, by and between _________________________________, as ________________________. The Land is
described and/or depicted as follows:



and otherwise known as
A.P.N. or P.I.N. or Real Property Tax I.D. #:

                                   EXHIBIT 2

                            DESCRIPTION OF PREMISES

          to the Agreement dated _________________, 199___, by and between ______________________________, as _____________________. The Premises is
described and/or depicted as follows:

Notes:
-----

1. This Exhibit may be replaced by a land survey of the Premises once it is received by Licensee.

2. Setback of the Premises from the land's boundaries shall be the distance required by the applicable governmental authorities.

3. Width of access road shall be the width required by the applicable governmental authorities, including police and fire departments.

4. The type, number and mounting positions and locations of antennas and transmission lines are illustrative only. Actual types, numbers, mounting positions may vary from what is shown above, subject to Licensor's approval as provided in Paragraph 3 of the License.

5. This Exhibit is to include any plans for routing lines, utility wires, etc. on or across the Property.

                                   EXHIBIT 3

                            MEMORANDUM OF AGREEMENT
                            -----------------------

          This Memorandum of Agreement is entered into on this _____ day of __________________, 199 _____, by and between ____________________________, a
_____________ corporation, with an office at ________________________________,
(hereinafter referred to as "Licensor") and ________________, a _______________
corporation, with an office at _______________________,(hereinafter referred to as "Licensee").

1. Licensor and Licensee entered into an Antenna Site License Agreement ("Agreement") on the _____ day of _____________, 199___, for the purpose of installing, operating and maintaining a radio communications facility and other improvements. All of the foregoing are set forth in the Agreement.

2. The term of the Agreement is for __________ (____) years commencing on _______________, 199___ and ending on ______________, with three (3)
     successive _______________ (_____) year options to renew. If all options to renew are exercised, the term of this Agreement will expire twenty (20) years after the Commencement Date (as defined in the Agreement).

3. The Land which is the subject of the Agreement is described in Exhibit 1 annexed hereto. That portion of the Land being leased to Licensee ("Premises") is described in Exhibit 2 annexed hereto.

          IN WITNESS WHEREOF, the parties have executed this Memorandum of Agreement as of the day and year first above written.

LICENSOR                 LICENSEE


By:                      By:
Name:                    Name:
Title:                   Title:
Date:                    Date:

STATE OF
COUNTY OF

          On _________________, before me, _________________________,  Notary
Public, personally appeared _____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.


                                      Notary Public

(SEAL)

My commission expires:

STATE OF

COUNTY OF

          On __________, before me, ______, Notary Public, personally appeared __________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.


                                         Notary Public

(SEAL)

My commission expires:

                                   EXHIBIT 4

                                  PRIME LEASE

          to the Agreement dated _______________, 199__, by and between ______________________________________________, as Licensor, and
________________________________________, as Licensee.

          The Prime Lease is attached hereto.

                                   EXHIBIT 5

                                RF ENGINEERING

LICENSOR FREQUENCIES:
--------------------

setup:
alpha face:
beta face:
gamma face:

LICENSOR's TENANT FREQUENCIES:
-----------------------------

setup:
alpha face:
beta face:
gamma face:

LICENSOR's FREQUENCIES:
----------------------

setup:
alpha face:
beta face:
gamma face:

OTHER KNOWN FREQUENCIES ON PROPERTY:
-----------------------------------

                                   EXHIBIT 6

                                OWNER'S CONSENT

FOR GOOD AND VALUABLE CONSIDERATION (as defined below) PAID BY LICENSEE TO OWNER, OWNER HEREBY AGREES AND CONSENTS TO THE FOREGOING LICENSE AGREEMENT, INCLUDING BUT NOT LIMITED TO THE USES, RIGHTS-OF-WAY AND OTHER RIGHTS AND RESPONSIBILITIES THEREIN GRANTED TO LICENSEE. THE EXTENT OWNER'S CONSENT OR APPROVAL IS REQUIRED PURSUANT TO THE LICENSE AGREEMENT, OWNER HEREBY AGREES THAT SUCH CONSENT OR APPROVAL SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED.

Consideration, as used herein, shall mean the following: